UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2005

HELEN OF TROY LIMITED
(Exact name of registrant as specified in its charter)

BERMUDA	001-14669	74-2692550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CLARE NDON HOUSE
CHURCH STREET
HAMILTON, BERMUDA
(Business address of registrant)

ONE HELEN OF TROY PLAZA
EL PASO, TEXAS 79912
(United States mailing address of registrant)

Registrant's telephone number, including area code: (915) 225-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.  REGULATION FD DISCLOSURE

Helen of Troy Limited (the "Company") has stated that its EBITDA (as defined below) is expected to be $92 million for the fiscal year ended February 28, 2006 compared to $108 million for the fiscal year ended February 28, 2005. This information may be considered non-GAAP forward looking Financial Information as contemplated by SEC Regulation G, Rule 100. Accordingly, the Company is providing the following table which reconciles these measures to their corresponding GAAP based historical and forward looking measures:

RECONCILIATION OF REPORTED AND EXPECTED EBITDA TO GAAP
NET EARNINGS FROM CONTINUING OPERATIONS
(in millions)

	Year Ended	Year Ended
	02/28/05	02/28/06
	(Historical)	(Forecasted)

Net earnings from continuing operations	$76.7	$57.4

Interest Expense / Income, net	9.5	14.7

Income Tax Expense	12.9	7.7

Depreciation and Amortization	9.7	11.8

EBITDA (Earnings before interest, taxes, depreciation
and amortization) excluding discontinued operations	$108.8	$91.6

Use of Non-GAAP Financial Information

Management believes the presentation of these non-GAAP financial measures, in connection with the results of the fiscal year ended February 28, 2005, and forecasted fiscal year ended February 28, 2006 provide useful information to investors regarding our results of operations as this non-GAAP financial measure allows investors to better evaluate ongoing business performance and factors that influenced performance during the period under report. Management also uses these non-GAAP measures internally to monitor performance of the business. These non-GAAP financial measures should be considered in addition to, and not as a substitute for financial measures prepared in accordance with GAAP.

Safe Harbor Statement

The Company desires to avail itself of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”) and is including this cautionary statement for the express purpose of availing itself of the protection afforded by the Act. The accompanying disclosures contained in this Form 8-K contain forward-looking statements regarding the Company's expectations.

A number of risks or uncertainties could cause actual results to differ materially from historical or anticipated results. Generally, the words "expected", "expectation" and "forecasted" identify forward-looking statements. The Company cautions readers not to place undue reliance on forward-looking statements. The actual results may differ materially from those described in any forward-looking statements. The Company intends its forward-looking statements to speak only as of the time of such statements, and does not undertake to update or revise them as more information becomes available. Additional information concerning potential factors that could affect the Company’s financial results is included in the Company’s Form 10-K for the year ended February 28, 2005 and the Form 10-Q's for the quarters ended May 31, 2005 and August 31, 2005.

The information in this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or any proxy statement or report or other document we may file with the SEC, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELEN OF TROY LIMITED

Date: October 25, 2005	By:	/s/ Thomas J. Benson
Thomas J. Benson
Senior Vice President, Finance and Chief Financial Officer